Exhibit 10.8

ASSIGNMENT AND ASSUMPTION OF

AGREEMENT OF SALE AND PURCHASE

THIS ASSIGNMENT AND ASSUMPTION OF AGREEMENT OF SALE AND PURCHASE (this “Assignment”) made as of this 10th day of July, 2013 by and between CHP PARTNERS, LP, a Delaware limited partnership (“Assignor”), and (i) CHP KNOXVILLE PLAZA A MOB OWNER, LLC, a Delaware limited liability company (the “Plaza A Assignee”), (ii) CHP KNOXVILLE PLAZA B MOB OWNER, LLC, a Delaware limited liability company (the “Plaza B Assignee”), (iii) CHP CENTRAL WING ANNEX MOB OWNER, LLC, a Delaware limited liability company (the “Central Wing Assignee”), and (iv) CHP JEFFERSON COMMONS CONDO MOB OWNER, LLC, a Delaware limited liability company (the “Jefferson Assignee”, and together with Plaza A Assignee, Plaza B Assignee, Central Wing Assignee, collectively the “Assignees”).

WHEREAS, JEFFERSON EQUITY PARTNERS, LLC, a Tennessee limited liability company (“JEP”), OAK HILL PARTNERS, LLC, a Tennessee limited liability company (“OHP”), KNOXVILLE EQUITY PARTNERS, LLC, a Tennessee limited liability company (“KEP”), and EMORY DEVELOPMENT PARTNERS, LLC, a Tennessee limited liability company, (“EDP”; JEP, OHP, KEP and EDP being each referred to as a “Seller” and collectively as the “Sellers”), and Assignor, as purchaser, entered into that certain Agreement of Purchase And Sale Agreement effectively dated as of April 3, 2013; as amended by that certain First Amendment to Purchase and Sale Agreement dated as of April 30, 2013; as further amended by that certain Second Amendment to Purchase and Sale Agreement dated as of May 10, 2013; as further amended by that certain Third Amendment to Purchase and Sale Agreement dated as of May 13, 2013; as further amended by that certain Fourth Amendment to Purchase and Sale Agreement dated as of May 15, 2013; and as amended by that certain Fifth Amendment to Purchase and Sale Agreement (collectively, the “Purchase Agreement”), regarding the purchase and sale of those certain medical office buildings located in each of Jefferson City, the City of Knoxville and the City of Powell, all in the State of Tennessee, and commonly identified as follows: “Jefferson Medical Commons” (the “JEP Facility”), “C Wing Annex” (the “OHP Facility”), “Medical Plaza A” (the “KEP Facility”), “Medical Plaza B” (the “EDP Facility”);

WHEREAS, pursuant to Article XII, Section 12.2 of the Purchase Agreement, Assignor has the right to assign its interest in the Purchase Agreement to an “Affiliate” of Assignor, without the consent or approval of the Seller; and

WHEREAS, the Assignees are all Affiliates of Assignor within the meaning of the Purchase Agreement, and Assignor may therefore assign its interest in the Purchase Agreement to Assignees without the consent or approval of Seller.

NOW, THEREFORE, for good and valuable consideration, the sufficiency and receipt of which is hereby acknowledged, Assignor hereby assigns, transfers, sets over, and conveys unto (i) Plaza A Assignee with respect to the KEP Facility, (ii) Plaza B Assignee with respect to the EDP Facility, (iii) Central Wing Assignee with respect to the OHP Facility, and (iv) Jefferson Assignee with respect to the JEP Facility, all of Assignor’s rights, privileges, duties and obligations in, to and under the Purchase Agreement, together with all of Assignor’s rights, title and interest in and to the Property described in said Purchase Agreement, including, without limitation, all earnest money deposits paid pursuant thereto, and all rights, power and privileges conferred by the Purchase Agreement upon Assignor, as purchaser therein, and Assignor hereby authorizes the Assignees to exercise said rights, powers and privileges in as full a manner as Assignor is authorized to exercise the same. Assignee assumes and covenants to perform all duties and obligations of the Assignor under the Purchase Agreement, regardless of whether arising before or after the date of this Assignment.

This instrument may be signed in counterpart copies, each of which shall be considered an original and which together shall constitute one and the same instrument.

SIGNATURES ON NEXT PAGE

IN WITNESS WHEREOF, Assignor and Assignee have executed this Assignment as of the date first set forth above.

“ASSIGNOR”

CHP PARTNERS, LP,
a Delaware limited partnership

By:	CHP GP, LLC,
a Delaware limited liability company, its General Partner

	By:	CNL Healthcare Properties, Inc., a Maryland corporation, its Sole Member

		By:	/s/ Tracey B. Bracco
		Name:	Tracey B. Bracco
		Title:	Vice President

“PLAZA A ASSIGNEE”		“ PLAZA B ASSIGNEE”

CHP KNOXVILLE PLAZA A MOB OWNER, LLC, a Delaware limited liability company		CHP KNOXVILLE PLAZA B MOB OWNER, LLC, a Delaware limited liability company

By:	/s/ Tracey B. Bracco	By:	/s/ Tracey B. Bracco
Name:	Tracey B. Bracco	Name:	Tracey B. Bracco
Title:	Vice President	Title:	Vice President

“CENTRAL WING ASSIGNEE”		“JEFFERSON ASSIGNEE”

CHP CENTRAL WING ANNEX MOB OWNER, LLC, a Delaware limited liability company		CHP JEFFERSON COMMONS CONDO MOB OWNER, LLC, a Delaware limited liability company

By:	/s/ Tracey B. Bracco	By:	/s/ Tracey B. Bracco
Name:	Tracey B. Bracco	Name:	Tracey B. Bracco
Title:	Vice President	Title:	Vice President